UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 20, 2013
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 20, 2013, Raymond James Financial, Inc. (the "Company") issued a press release to disclose its operating data for January 2013.
The Company will hold its annual shareholder's meeting on Thursday, February 21st, at 4:30 p.m. in St. Petersburg, Florida.
Links to the webcast and presentation slides will be available on raymondjames.com by accessing the following: About our Company, Investor Relations, Shareholders' Meeting.
The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following is filed as an exhibit to this report:

Exhibit No.

99.1 Press release dated February 20, 2013, issued by Raymond James Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date:	February 20, 2013	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President - Finance,
Chief Financial Officer and Treasurer